Other related party transactions	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Other related party transactions

One of the members of NXT’s Board of Directors is a partner in a law firm which provides legal advice to NXT. Legal fees (including costs related to share issuances) incurred with this firm were as follows:

	2020	2019	2018
Legal Fees	$224,479	$276,261	$249,218

Accounts payable and accrued liabilities includes a total of $1,570 ($146,197 as at December 31, 2019) payable to this law firm. A company owned by a family member of an executive officer was contracted to provide design services to the Company for a total cost of US$3,000.